Shutterfly Announces First Quarter 2016 Financial Results

●	First quarter 2016 net revenues increase 14% year-over-year

●	Shutterfly Business Solutions segment revenues and gross margin double year-over-year

●	Reiterating guidance for the full year 2016

REDWOOD CITY, Calif. April 27, 2016 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the first quarter ended March 31, 2016.

“Our first quarter represented a productive start to 2016 as we delivered solid business results, began implementing our Shutterfly 3.0 vision and successfully concluded our CEO search,” said Phil Marineau, interim CEO and chairman of the board. “We made progress in executing on mobile strategy and Shutterfly Business Solutions reported another quarter of outstanding growth.  We began migrating customers to the All New Shutterfly with its superior organization and product creation features. Finally, we are looking forward to Chris North joining Shutterfly as CEO on May 31.  He will lead a strong team that is driving improved performance with a clear vision for growth and value creation.”

First Quarter 2016 Financial Highlights

●	Net revenues totaled $181.7 million, a 14% year-over-year increase.

●	Consumer net revenues totaled $155.4 million, a 4% year-over-year increase.

●	Shutterfly Business Solutions net revenues totaled $26.3 million, a 135% year-over-year increase.

●	Gross profit margin was 40.2% of net revenues, compared to 40.8% in the first quarter of 2015.

●	Operating expenses totaled $114.8 million compared to $111.5 million in the first quarter of 2015.

●	Operating loss totaled ($41.8) million compared to a loss of ($46.2) million in the first quarter of 2015.

●	Net loss was ($29.4) million, compared to ($45.1) million in the first quarter of 2015.

●	Net loss per share was ($0.85), compared to ($1.19) in the first quarter of 2015.

●	Adjusted EBITDA loss was ($2.6) million, compared to ($0.9) million in the first quarter of 2015. Adjusted EBITDA in the first quarter of 2016 includes a $3.3 million executive severance charge.

●	At March 31, 2016, cash and investments totaled $194.4 million.

●
In the first quarter of 2016, the Company repurchased 1.1 million shares, or $47.5 million, at an average price of $41.69 under its share repurchase program. As of March 31, 2016, $47.8 million remained authorized under the repurchase program.

●
On April 21, 2016, the Board of Directors of Shutterfly authorized the repurchase of up to an additional $100.0 million of the Company's common stock as further referenced in the 8-K filing of this earnings release, in addition to the $47.8 million remaining under our previously authorized program.

First Quarter 2016 Consumer Operating Metrics

●	Transacting customers totaled 3.3 million, an increase of 4% year-over-year.

●	Orders totaled 5.5 million, an increase of 7% year-over-year.

●	Average order value was $28.04, a decrease of 3% year-over-year.

Business Outlook
Second Quarter 2016:

•	Net revenues to range from $195.0 million to $202.0 million, a year-over-year increase of 6.0% to 9.9%.

•	Gross profit margin to range from 44.8% to 45.3% of net revenues.

•	Operating loss to range from ($28.6) million to ($31.2) million.

•	Effective tax rate to range from 36.0% to 37.5%.

•	Net loss per share to range from ($0.62) to ($0.69).

•	Weighted average shares of approximately 34.3 million.

•	Adjusted EBITDA to range from $10.0 million to $13.0 million.

Full Year 2016:

•	Net revenues to range from $1.120 billion to $1.160 billion, a year-over-year increase of 5.7% to 9.5%.

•	Gross profit margin to range from 50.9% to 51.7% of net revenues.

•	Operating income to range from $32.6 million to $53.9 million.

•	Effective tax rate to range from 36.0% to 37.5%.

•	Net income per share to range from $0.19 to $0.58.

•	Weighted average shares of approximately 35.3 million.

•	Adjusted EBITDA to range from $203.9 million to $222.9 million, or 18.2% to 19.2% of net revenues.

•	Free cash flow to range from $124.0 million to $132.9 million.

•	Capital expenditures to range from 7.1% to 7.8% of net revenues.

Notes to the First Quarter 2016 Financial Results and Operating Metrics and 2016 Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
Free cash flow is a non-GAAP financial measure that the Company defines as adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.
Consumer segment includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues and rental revenue. Consumer also includes net revenues from advertising and sponsorship programs.
Shutterfly Business Solutions (SBS) formerly known as the Enterprise segment includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.
Average Order Value (AOV) is defined as total net revenues (excluding SBS) divided by total orders.
The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

First Quarter Conference Call
Management will review the first quarter 2016 financial results and its expectations for the second quarter and full year 2016 on a conference call on Wednesday, April 27, 2016 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterflyinc.com. In the Investor Relations area, click on the link provided for the webcast, or dial (412) 317-6061, and enter the conference access code 3262910.  The webcast will be archived and available at http://www.shutterflyinc.com in the investor relations section.  A replay of the conference call will be available through Wednesday, May 11, 2016. To hear the replay, please dial (412) 317-0088, and enter conference ID 10082005.

Non-GAAP Financial Information
This press release contains non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures that the Company uses to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross profit margin, non-GAAP operating income (loss) and operating margin, adjusted EBITDA, and free cash flow. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to gross margins, operating income (loss), or net income (loss) determined in accordance with GAAP. For more information, please see Shutterfly's SEC Filings, including the most recent Form 10-K and Form 10-Q, which are available on the Securities and Exchange Commission's Web site at www.sec.gov.

Notice Regarding Forward-Looking Statements
This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include statements regarding the Company's growth and financial expectations for the second quarter and full year 2016 set forth under the caption "Business Outlook," and statements about historical results that may suggest trends for our business. The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; changes in consumer discretionary spending as a result of the macroeconomic environment; the loss of sales partners for our products; our ability to expand our customer base, increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business; unforeseen changes in expense levels; and competition and pricing strategies of our competitors, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of the Company's most recent Form 10-K and Form 10-Q, and the Company's other filings, which are available on the Securities and Exchange Commission's website at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.
Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; MyPublisher, the premium quality photo book and flush mount album company, providing finely curated materials and professional craftsmanship for your photographs; ThisLife, a private, cloud-based solution that makes it easy for consumers to find, share and enjoy their photos and videos, all in one place; GrooveBook, a mobile photo book app subscription service that sends customers a keepsake book of their mobile photos each month; and BorrowLenses, the premier online marketplace for photographic and video equipment rentals. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterflyinc.com.

Contacts Investor Relations: Christiane Pelz, 650-632-2310 cpelz@shutterfly.com	Media Relations: Nicole Stier, 650-610-6013 nstier@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015

Net revenues	$181,709	$159,978
Cost of net revenues	108,723	94,707
Gross profit	72,986	65,271
Operating expenses:
Technology and development	38,269	37,360
Sales and marketing	45,842	44,530
General and administrative	30,689	29,605
Total operating expenses	114,800	111,495
Loss from operations	(41,814)	(46,224)
Interest expense	(5,675)	(4,736)
Interest and other income, net	121	102
Loss before income taxes	(47,368)	(50,858)
Benefit from income taxes	17,932	5,755
Net loss	$(29,436)	$(45,103)

Net loss per share - basic and diluted	$(0.85)	$(1.19)

Weighted-average shares outstanding - basic and diluted	34,596	37,968

Stock-based compensation is allocated as follows:
Cost of net revenues	$1,224	$1,192
Technology and development	459	1,992
Sales and marketing	4,279	6,219
General and administrative	4,188	8,357
	$10,150	$17,760

Depreciation and amortization is allocated as follows:
Cost of net revenues	$13,542	$12,679
Technology and development	8,393	7,830
Sales and marketing	4,715	4,901
General and administrative	2,464	2,183
	$29,114	$27,593

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	March 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$145,915	$288,863
Short-term investments	23,620	22,918
Accounts receivable, net	30,085	55,222
Inventories	12,010	13,466
Prepaid expenses and other current assets	58,387	31,828
Total current assets	270,017	412,297
Long-term investments	24,832	29,005
Property and equipment, net	272,728	281,779
Intangible assets, net	56,534	62,323
Goodwill	408,975	408,975
Deferred tax asset, net of current portion	1,033	1,710
Other assets	9,013	9,238
Total assets	$1,043,132	$1,205,327

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,436	$35,329
Accrued liabilities	67,222	149,134
Deferred revenue	25,969	27,329
Total current liabilities	107,627	211,792
Convertible senior notes, net	267,893	264,361
Deferred tax liability	15,475	12,447
Other liabilities	106,049	110,665
Total liabilities	497,044	599,265
Stockholders’ equity:
Common stock, $0.0001 par value; 100,000 shares authorized; 34,428 and 34,777 shares issued and outstanding on March 31, 2016 and December 31, 2015, respectively	3	4
Additional paid-in capital	917,033	900,218
Accumulated other comprehensive income (loss)	41	(68)
Accumulated deficit	(370,989)	(294,092)
Total stockholders' equity	546,088	606,062
Total liabilities and stockholders' equity	$1,043,132	$1,205,327

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(29,436)	$(45,103)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	22,995	19,909
Amortization of intangible assets	6,119	7,684
Amortization of debt discount and transaction costs	3,532	3,340
Stock-based compensation, net of forfeitures	10,150	17,760
Loss on disposal of property and equipment and rental assets	218	463
Deferred income taxes	3,637	1,539
Tax benefit from stock-based compensation	5,638	17,891
Excess tax benefits from stock-based compensation	(6,859)	(18,139)
Changes in operating assets and liabilities:
Accounts receivable, net	25,137	10,928
Inventories	1,457	1,012
Prepaid expenses and other current assets	(26,560)	(28,803)
Other assets	(47)	311
Accounts payable	(17,080)	(18,015)
Accrued and other liabilities	(80,726)	(78,669)
Deferred revenue	(1,360)	382
Other non-current liabilities	(738)	(221)
Net cash used in operating activities	(83,923)	(107,731)

Cash flows from investing activities:
Purchases of property and equipment	(10,131)	(11,059)
Capitalization of software and website development costs	(8,639)	(3,798)
Purchases of investments	(8,026)	(3,150)
Proceeds from the maturities of investments	11,615	11,700
Proceeds from sale of property and equipment and rental assets	39	13
Net cash used in investing activities	(15,142)	(6,294)

Cash flows from financing activities:
Proceeds from issuance of common stock upon exercise of stock options	491	1,168
Repurchases of common stock	(47,461)	(45,195)
Excess tax benefits from stock-based compensation	6,859	18,139
Principal payments of capital lease and financing obligations	(3,772)	(2,466)
Net cash used in financing activities	(43,883)	(28,354)

Net decrease in cash and cash equivalents	(142,948)	(142,379)
Cash and cash equivalents, beginning of period	288,863	380,543
Cash and cash equivalents, end of period	$145,915	$238,164

Supplemental schedule of non-cash investing / financing activities:
Net increase (decrease) in accrued purchases of property and equipment	$(4,634)	$2,919
Net increase (decrease) in accrued capitalized software and website development costs	(471)	274
Stock-based compensation capitalized with software and website development costs	537	357
Increase in estimated fair market value of buildings under build-to-suit leases	—	8,459
Property and equipment acquired under capital leases	—	9,803

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended
	March 31,
	2016	2015
Consumer Metrics
Customers	3,322,343	3,186,588
year-over-year growth	4%

Orders	5,541,351	5,156,375
year-over-year growth	7%

Average order value*	$28.04	$28.86
year-over-year growth	(3)%

* Average order value excludes Shutterfly Business Solutions revenue.

Shutterfly, Inc.
Segment Disclosure
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Consumer
Net revenues	$155,381	$148,788
Cost of net revenues	86,337	80,778
Gross profit	69,044	68,010
Consumer gross profit margin	44.4%	45.7%

Shutterfly Business Solutions (SBS)
Net revenues	26,328	11,190
Cost of net revenues	19,710	9,888
Gross profit	6,618	1,302
SBS gross profit margin	25.1%	11.6%

Corporate (1)
Net revenues	—	—
Cost of net revenues	2,676	4,041
Gross profit	(2,676)	(4,041)

Consolidated
Net revenues	181,709	159,978
Cost of net revenues	108,723	94,707
Gross profit	$72,986	$65,271

Gross profit margin	40.2%	40.8%

(1) Corporate category includes activities that are not directly attributable or allocable to a specific segment. This category consists of stock-based compensation and amortization of intangible assets.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2015	2015	2015	2015	2016	2015

GAAP gross profit	$65,271	$87,232	$59,501	$319,347	$72,986	$531,351
Stock-based compensation	1,192	1,001	952	989	1,224	4,134
Amortization of intangible assets	2,849	2,014	1,713	1,526	1,452	8,102
Non-GAAP gross profit	$69,312	$90,247	$62,166	$321,862	$75,662	$543,587

Non-GAAP gross profit margin	43%	49%	37%	59%	42%	51%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2015	2015	2015	2015	2016	2015

GAAP operating income (loss)	$(46,224)	$(28,392)	$(49,066)	$141,947	$(41,814)	$18,265
Stock-based compensation	17,760	16,315	15,756	10,627	10,150	60,458
Amortization of intangible assets	7,684	6,735	6,379	6,252	6,119	27,050
Non-GAAP operating income (loss)	$(20,780)	$(5,342)	$(26,931)	$158,826	$(25,545)	$105,773

Non-GAAP operating margin	(13)%	(3)%	(16)%	29%	(14)%	10%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2015	2015	2015	2015	2016	2015

GAAP net income (loss)	$(45,103)	$(23,777)	$(63,077)	$131,114	$(29,436)	$(843)
Interest expense	4,736	4,985	5,613	5,664	5,675	20,998
Interest and other income, net	(102)	(120)	(433)	(89)	(121)	(744)
Tax (benefit) provision	(5,755)	(9,480)	8,831	5,258	(17,932)	(1,146)
Depreciation and amortization	27,593	27,707	28,933	29,044	29,114	113,277
Stock-based compensation	17,760	16,315	15,756	10,627	10,150	60,458
Non-GAAP Adjusted EBITDA	$(871)	$15,630	$(4,377)	$181,618	$(2,550)	$192,000

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2015	2015	2015	2015	2016	2015

Net cash provided by (used in) operating activities	$(107,731)	$22,171	$(22,140)	$272,737	$(83,923)	$165,037
Interest expense	4,736	4,985	5,613	5,664	5,675	20,998
Interest and other income, net	(102)	(120)	(433)	(89)	(121)	(744)
Tax (benefit) provision	(5,755)	(9,480)	8,831	5,258	(17,932)	(1,146)
Changes in operating assets and liabilities	113,075	(6,803)	134	(87,013)	99,917	19,393
Other adjustments	(5,094)	4,877	3,618	(14,939)	(6,166)	(11,538)
Non-GAAP Adjusted EBITDA	(871)	15,630	(4,377)	181,618	(2,550)	192,000
Less: Purchase of property and equipment	(13,978)	(17,199)	(15,117)	(12,972)	(5,497)	(59,266)
Less: Capitalized technology & development costs	(4,072)	(5,386)	(6,353)	(6,302)	(8,168)	(22,113)

Free cash flow	$(18,921)	$(6,955)	$(25,847)	$162,344	$(16,215)	$110,621

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	Three Months Ending June 30, 2016		Twelve Months Ending December 31, 2016
	Low	High	Low	High

Net revenues	$195.0	$202.0	$1,120.0	$1,160.0

GAAP gross profit margin	44.8%	45.3%	50.9%	51.7%

GAAP operating income (loss)	($31.2)	($28.6)	$32.6	$53.9
GAAP operating margin	(16.0%)	(14.2%)	2.9%	4.6%

GAAP operating income (loss)	($31.2)	($28.6)	$32.6	$53.9
Stock-based compensation	$11.8	$11.8	$51.0	$48.7
Amortization of intangible assets	$5.1	$5.1	$20.1	$20.1
Depreciation	$24.3	$24.7	$100.2	$100.2
Adjusted EBITDA	$10.0	$13.0	$203.9	$222.9
Adjusted EBITDA margin	5.1%	6.4%	18.2%	19.2%

Capital expenditures			$80.0	$90.0
Capital expenditures as % of net revenues			7.1%	7.8%

Free cash flow*			$124.0	$132.9
Free cash flow as % of net revenues			11.1%	11.5%

Tax rate	36.0%	37.5%	36.0%	37.5%

Net income (loss) per share
Basic	($0.69)	($0.62)	—	—
Diluted	—	—	$0.19	$0.58

Weighted average shares
Basic	34.3	34.3	—	—
Diluted	—	—	35.3	35.3

* Free cash flow is defined as adjusted EBITDA less capital expenditures